                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K


              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) OCTOBER 26, 2000
                               (OCTOBER 26, 2000)
--------------------------------------------------------------------------------

                          CHESAPEAKE ENERGY CORPORATION
--------------------------------------------------------------------------------
             (Exact name of Registrant as specified in its Charter)

              OKLAHOMA                  1-13726                  73-1395733
--------------------------------------------------------------------------------
(State or other jurisdiction      (Commission File No.)         (IRS Employer
     of incorporation)                                       Identification No.)

         6100 NORTH WESTERN AVENUE, OKLAHOMA CITY, OKLAHOMA        73118
--------------------------------------------------------------------------------
          (Address of principal executive offices)               (Zip Code)

                                 (405) 848-8000
--------------------------------------------------------------------------------
              (Registrant's telephone number, including area code)

                    INFORMATION TO BE INCLUDED IN THE REPORT

ITEM 5.  OTHER EVENTS

         On October 20, 2000, Chesapeake Energy Corporation ("Chesapeake") issued a press release reporting record results for third quarter of 2000.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (c)  Exhibits.   The following exhibit is filed herewith:

         99.  Press Release issued by the Registrant on October 26, 2000.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.



                                              CHESAPEAKE ENERGY CORPORATION


                                              BY: /s/ AUBREY K. MCCLENDON
                                                 -------------------------------
                                                     AUBREY K. MCCLENDON
                                                  Chairman of the Board and
                                                   Chief Executive Officer

Dated:  October 26, 2000

                                  EXHIBIT INDEX

EXHIBIT       DESCRIPTION
-------       -----------
99            Press Release issued by the Registrant on October 26, 2000.